                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                        Amendment No. 1 to Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): MARCH 19, 2002
                                                  --------------


                       INVERNESS MEDICAL INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)

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

              DELAWARE                                 001-16789                             04-3565120
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   (State or other jurisdiction)                      (Commission                           (IRS Employer
         of incorporation)                            File Number)                         Identification No.)


51 SAWYER ROAD, SUITE 200, WALTHAM, MA                                                             02453
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(Address of principal executive offices)                                                         (Zip Code)
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Registrant's telephone number, including area code: (781) 647-3900
                                                    --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         Inverness Medical Innovations, Inc. (the "Company") hereby amends it
Current Report on Form 8-K, dated March 19, 2002, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)    Financial Statements of Businesses Acquired.

                  Audited consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of July 31, 2001 and 2000 and for each of the three years in the period ended July 31, 2001 and unaudited condensed consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of January 31, 2002 and for the six months ended January 31, 2002 and 2001 are contained in Exhibit
                  99.8 attached hereto and are incorporated herein by reference.

           (b)    Pro Forma Financial Information.

                  Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2001 giving pro forma effect to the Company's acquisitions of the Unipath Division of Unilever Plc and IVC Industries, Inc. is contained in Exhibit 99.9 attached hereto and is incorporated herein by reference.

           (c)    Exhibits.

                  Exhibit No.      Description

                     2.1*          Amended and Restated Merger Agreement,
                                   dated as of January 22, 2002, by and among Inverness Medical Innovations, Inc., Nutritionals Acquisition Corporation and IVC Industries, Inc.**

                    23.1           Consent of Amper Politziner & Mattia P.A.

                    99.8 Audited consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of July 31, 2001 and 2000 and for each of the three years in the period ended July 31, 2001 and unaudited condensed consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of January 31, 2002 and for the six months ended January 31, 2002 and 2001.

                    99.9 Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2001 giving pro forma effect to the Company's acquisitions of the Unipath Division of Unilever Plc and IVC Industries, Inc.

         *        Previously filed.

         ** The Company agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INVERNESS MEDICAL INNOVATIONS, INC.


                                     /s/ Duane L. James
                                     -----------------------------------------
                                     Duane L. James, Vice President of Finance
                                     and Treasurer

                                     Date: April 24, 2002


                                      -3-
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                                  EXHIBIT INDEX

     Exhibit No.  Description

         2.1* Amended and Restated Merger Agreement, dated as of January 22, 2002, by and among Inverness Medical Innovations, Inc., Nutritionals Acquisition Corporation and IVC Industries, Inc.**

         23.1     Consent of Amper Politziner & Mattia P.A.

         99.8 Audited consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of July 31, 2001 and 2000 and for each of the three years in the period ended July 31, 2001 and unaudited condensed consolidated financial statements of IVC Industries, Inc. and Subsidiaries as of January 31, 2002 and for the six months ended January 31, 2002 and 2001.

         99.9 Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2001 giving pro forma effect to the Company's acquisitions of the Unipath Division of Unilever Plc and IVC Industries, Inc.

         *        Previously filed.

         ** The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.


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